UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________________
FORM 8-K
_____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 12, 2026
ETSY, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-36911	20-4898921
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
117 Adams Street
Brooklyn, New York 11201
(Address of principal executive offices, including zip code)
(718) 880-3660
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
_____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ETSY	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. □

Item 1.01. Entry into a Material Definitive Agreement.

On July 12, 2026, Etsy, Inc., a Delaware corporation (“Etsy”) and eBay Inc., a Delaware corporation (the “Purchaser”), entered into a Second Amendment (the “Second Amendment”) to the Sale and Purchase Agreement, dated as of February 15, 2026 (the “Original Purchase Agreement” and, as previously supplemented on May 21, 2026 (the “First Amendment”) and, together with the Original Purchase Agreement and the Second Amendment, the “Purchase Agreement”), pursuant to which the Purchaser agreed to acquire all of the outstanding equity interests of Depop Limited (“Depop”), a wholly-owned subsidiary of Etsy, from Etsy (the “Transaction”). The material terms of the Purchase Agreement and the First Amendment were previously disclosed under Item 1.01 of Etsy’s Current Report on Form 8-K, filed on February 18, 2026, and Item 1.01 of Etsy’s Current Report on Form 8-K, filed on May 28, 2026, respectively, which descriptions are incorporated by reference herein. Capitalized terms used herein without definition shall have the respective meanings specified in the Purchase Agreement.

On July 15, 2026, the Competition and Markets Authority of the United Kingdom (the “CMA”) cleared the Transaction. The parties now expect the Transaction to close on July 30, 2026.

The Second Amendment provides that upon receipt of such confirmation from the CMA, the Closing Date of the Transaction is fixed at the later of (a) July 30, 2026, and (b) the second Business Day after satisfaction or waiver of all closing conditions under the Purchase Agreement. The Second Amendment also provides that for purposes of determining whether the closing conditions regarding the accuracy of representations and warranties, the performance of covenants under the Purchase Agreement, and the absence of a material adverse effect are satisfied at the Closing, only events that occur from and after July 12, 2026 may be taken into account and only to the extent such events are attributable to intentional act or omission (including failures to cure) by Etsy or Depop taken with actual knowledge that any such conduct or omission (including failures to cure) would constitute or would result in a material breach or a material adverse effect.

As previously disclosed, the Purchase Agreement provides separately for termination fees of $90 million and $70 million payable by the Purchaser to Etsy under certain circumstances. The Purchase Agreement further provides for an additional fee ranging from $0 to $136 million, based on the date of termination payable by the Purchaser to Etsy upon certain termination events. The Second Amendment resets this fee to $68 million if the Purchase Agreement is validly terminated (other than for fraud or certain willful breach by Etsy) after June 30, 2026, but on or before July 15, 2026, and $158 million if validly terminated (other than for fraud or certain willful breach by Etsy) after July 15, 2026.

Under the Second Amendment, purchase price adjustment items (other than transaction expenses) will be measured as of 12:01am (GMT) on July 17, 2026 (the “Lockbox Date”) rather than the Closing Date, subject to customary protections against value leakage from Depop prior to Closing. The Purchaser will pay interest on the Closing Purchase Price at a rate equal to SOFR plus 0.40% per annum from the Lockbox Date through the Closing Date.

The foregoing description of the Second Amendment is not complete and is qualified in its entirety by reference to the full text of the Second Amendment, a copy of which is attached as Exhibit 2.1 and incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K (including the Second Amendment furnished as Exhibit 2.1) contains "forward-looking" statements within the meaning of the federal securities laws. The forward-looking statements in this document include, for example, the satisfaction of closing conditions and timing of the Closing of the Transaction. Forward-looking statements represent Etsy’s beliefs and assumptions only as of the date of this Current Report on Form 8-K. Forward-looking statements are not guarantees of performance and involve known and unknown risks, uncertainties, and other important factors which may cause our actual results, performance, or achievements to be materially different from those expressed or implied by the forward-looking statements. Etsy disclaims any obligation to update any of these forward-looking statements for any reason after the date of this communication or to conform these statements to actual results or revised expectations, except as required by law. More information on the risks, uncertainties, and other factors that may impact forward-looking statements are described in Etsy’s filings with the Securities and Exchange Commission, including in the section titled “Risk Factors” in Etsy’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2026, and subsequent reports that Etsy files with the Securities and

Exchange Commission. In light of such risks, readers are cautioned not to place undue reliance on such forward-looking statements.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following materials are attached as exhibits to this Current Report on Form 8-K:

Exhibit No.	Description
2.1	Second Amendment to Sale and Purchase Agreement, dated as of July 12, 2026, by and between Etsy, Inc. and eBay Inc.*
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

* Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant agrees to furnish supplementally a copy of any omitted schedule or exhibit to the U.S. Securities and Exchange Commission upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ETSY, INC.

By: /s/ Colin Stretch
Colin Stretch
Chief Legal Officer
Dated: July 16, 2026
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